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                                                                    Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         I, Edward F. Feighan, Chairman of the Board, President and Chief Executive Officer of ProCentury Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The quarterly report on Form 10-Q of the Company for the period ended March 31, 2004 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Edward F. Feighan
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Edward F. Feighan
Chairman of the Board, President and Chief Executive Officer
June 4, 2004